TRUTH | INTEGRITY | TRANSPARENCY Second Quarter 2023 Results Earnings Release July 25, 2023

2 Forward-Looking Statements This presentation includes “forward-looking statements”, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on various facts and derived utilizing assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors, which change over time and are beyond our control, that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the expected payment of Veritex Holdings, Inc.’s (“Veritex”) quarterly cash dividend; the impact of certain changes in Veritex’s accounting policies, standards and interpretations; the effects of the COVID-19 pandemic and actions taken in response thereto; a continuation of recent turmoil in the banking industry, responsive measures to mitigate and manage it and related supervisory and regulatory actions and costs and Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “seeks,” “targets,” “outlooks,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2022 and any updates to those risk factors set forth in Veritex’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue. This presentation also includes industry and trade association data, forecasts and information that Veritex has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Veritex, which information may be specific to particular markets or geographic locations. Some data is also based on Veritex's good faith estimates, which are derived from Veritex management's knowledge of the industry, markets and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Although Veritex believes these sources are reliable, Veritex has not independently verified the information contained therein. While Veritex is not aware of any misstatements regarding the industry data, forecasts and information included in this presentation, such data forecasts, and information and Veritex's estimates based thereon involve risks, assumptions and uncertainties and are subject to change based on various factors. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise such data forecasts, and information and Veritex's estimates based thereon, whether as a result of new information, future developments or otherwise, except as required by law. This presentation contains certain non-GAAP (generally accepted accounting principles) financial measures, including tangible book value per common share (“TBVPS”), tangible common equity to tangible assets, return on average tangible common equity (“ROATCE”), operating earnings, pre-tax, pre-provision (“PTPP”) operating earnings, diluted operating earnings per shares (“EPS”), operating return on average assets (“ROAA”), PTPP operating ROAA, Operating ROATCE, operating efficiency ratio, operating noninterest income, operating noninterest expense and adjusted net interest margin (“NIM”). Veritex’s management uses these non-GAAP financial measures to evaluate its operating performance and provide information that is important to investors. The non-GAAP financial measures that Veritex discusses in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. Use of Non-GAAP Financial Measures

3 Second Quarter 2023 Highlights Key Highlights • Pre-tax Pre-provision - $58.5 Million • 1.90% PTPP ROAA • Total Deposits increased 8.8% annualized • Loan to Deposit Ratio decreased to 105.1% from 107.3% in 1Q23 • Uninsured and uncollateralized deposits decreased to 34.8% from 36.5% in 1Q23 • Wholesale funding decreased to 29.3% from 32.2% in 1Q23 • CET1 grew 44 bps to 9.76% and decreased risk-weighted assets by $252 million Operating1ReportedKey Performance Metrics $34.7$33.7Net Income2 $0.64$0.62Diluted Earnings Per Share 1.13%1.10%Return on Average Assets 13.70%13.35%Return on Average Tangible Common Equity 48.9%49.9%Efficiency Ratio TotalBalance Sheet3 $9.7Total Loans $9.2Total Deposits 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures 2 Net income $ in millions 3 Total loans and deposits $ in billions

4 2023 YTD Highlights Key Highlights • Pre-tax Pre-provision - $125.0 Million, up 40.5% • 2.05% PTPP ROAA, up 31 bps • Deposits up 8.2% year over year • Loans up 12.8% year over year • CET1 grew 51 bps to 9.76% while growing loans $1.1 Billion 20222023YTD Operating1ReportedOperating1ReportedKey Performance Metrics $63.9$63.1$77.9$72.1Net Income2 $1.20$1.19$1.43$1.32Diluted Earnings Per Share $89.0n/a$125.0n/aPTPP income 1.74%n/a2.05%n/aPTPP ROAA 1.24%1.23%1.28%1.18%Return on Average Assets 51.2%51.8%47.2%49.2%Efficiency Ratio 14.34%14.17%15.66%14.55% Return on Average Tangible Common Equity 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures 2 Net income $ in millions 3 Total loans and deposits $ in billions 20222023YTD Balance Sheet3 9.25%9.76%CET1 $8.6$9.7Total Loans $8.5$9.2Total Deposits

5 Second Quarter Financial Metrics Summary • PTPP Return on Average Assets - 1.90%1 • TBVPS - $19.411 • Efficiency ratio below 50% • Diluted EPS - $0.641 PTPP Return on Average Assets1 $47.0 $63.5 $63.7 $66.5 $58.5 1.76% 2.20% 2.15% 2.21% 1.90% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2Q22 3Q22 4Q22 1Q23 2Q23 PTPP Operating Earnings PTPP Operating ROAA $18.20 $17.91 $18.64 $19.43 $19.41 2Q22 3Q22 4Q22 1Q23 2Q23 50.8% 44.7% 47.6% 48.4% 49.9%50.5% 44.4% 47.1% 45.6% 48.9% 2Q22 3Q22 4Q22 1Q23 2Q23 Reported Operating $0.54 $0.79 $0.73 $0.70 $0.62 $0.55 $0.80 $0.74 $0.79 $0.64 2Q22 3Q22 4Q22 1Q23 2Q23 Diluted EPS Diluted Operating EPS 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures TBVPS1 Efficiency Ratio1 Diluted Earnings Per Share1

6 Liquidity and Funding Summary • Annualized deposits up 15% using ending balances on July 19, 2023 compared to 1Q23 • Loan / deposit ratio down 3% from quarter end • Reliance on wholesale down 6% from 2Q23 quarter end $9,533 $9,035 $9,234 $9,385 3/8/2023 3/31/2023 6/30/2023 7/19/2023 Total Deposits ($ in Millions) +4% 100.3% 107.5% 105.3% 102.5% 3/8/2023 3/31/2023 6/30/2023 7/19/2023 Loan / Deposits 24.0% 32.1% 29.2% 27.5% 20.0% 22.0% 24.0% 26.0% 28.0% 30.0% 32.0% 34.0% 3/8/2023 3/31/2023 6/30/2023 7/19/2023 Reliance on Wholesale (14%)

7 YOY Change in Deposits Deposits Summary • Total deposits increased $199.2 million, 8.8% annualized • Opened 1.4x deposit accounts compared to accounts closed during 2Q23 • 3.77% average rate on new accounts1 • Uninsured and uncollateralized deposits = 34.8%2 1 Excludes wholesale 2 As of June 30, 2023 QOQ Change in Deposits 42% 52% 63% 68% 27% 36% 46% 52% Interest Bearing Deposits Total Deposits Cumulative change in deposit costs over cumulative change in average Fed Funds effective Rate Hike Beta Trends Int. Bearing Rate Total Deposit Rate Average Fed Funds Effective Rates and Average Fed Funds Effective 5.07% 3.61% 2.73% 0.76% 0.43% 0.28% Spot rate for total deposits as of June 30th was 3.00% Up 54bps ($190.0) $32.1 $47.1 $1.4 $16.1 $373.0 Noninterest-bearing Interest-bearing transaction Money market Savings Certificates and other time deposits Correspondent money market accounts ($32.7) ($292.8) ($713.7) $21.7 $297.8 $1,366.3 ($9.7) ($ in Millions) ($ in Millions)

8 Loans Summary • 10.2% decrease in unfunded commitments • $398.1 million in loan payoffs in 2Q23, or $633.6 million YTD • Loan / deposit ratio improved by 205 bps quarter over quarter $ 1.7 $ 1.7 $ 1.1 $ 0.3 $ 0.1 $ 0.4 $ 0.5 $ 0.4 $ 0.3 $ 0.4 2Q22 3Q22 4Q22 1Q23 2Q23 Loan Production ($B) Loan Payoffs ($B) Loan Production and Loan Payoff Levels CRE ADC Construction Current Unfunded (Non-Revolving) 2Q22 3Q22 4Q22 1Q23 2Q23 Quarterly Average Balances ($ in Thousands) QOQ Change in the Loan Portfolio $(17) $(1,246) $40,039 $4,387 $160,264 Commercial and Industrial (“C&I”) Owner occupied commercial (“OOCRE”) Non-owner occupied commercial (“NOOCRE”) Construction and land Farmland 1-4 family residential Multi-family residential MW Consumer $2.873 $27,190 $171,649 $45,873

9 Net Interest Income Summary • NIM - 3.51% • Average Loan Yield – 6.80% • Average Cost of Interest-bearing Deposits – 3.61% • 16% YOY increase in average earnings assets $101.0 $106.1 $103.4 $100.8 3.42% 3.77% 3.87% 3.69% 3.51% 2Q22 3Q22 4Q22 1Q23 2Q23 Net Interest Income ("NII") NIM $73.0 ($ in Millions) NII / NIM Trend 1Q23 v 2Q23 $103,389Beginning Net Interest Income 9,223Impact of loan rate changes 1,108Change due to day count (8,772)Impact of deposit rate changes (1,995)Impact of net growth (908)Impact of nonaccrual interest reversal (807)Impact of borrowing rate changes (407)Change in earning asset mix and other $100,831Ending Net Interest Income ($ in thousand) Net Interest Income Rollforward Interest Rate Sensitivity1 2Q23 1Q23 2Q23 1Q23 Interest Rate Scenario Percentage Change From Base Percentage Change From Base EVE Shock Scenerio Percentage Change From Base Percentage Change From Base Up 200 bps 7.13% 7.81% Up 200 bps 1.45% 1.49% Up 100 bps 3.61% 3.93% Up 100 bps 0.84% 0.95% BASE CASE 0.00% 0.00% BASE CASE 0.00% 0.00% Down 100 bps -3.63% -4.42% Down 100 bps -1.29% -1.53% Down 200 bps -8.14% -9.26% Down 200 bps -3.24% -3.69% 1 Interest rate sensitivity is calculated using a static rate shock.

10 Interest Rates Summary • Average 2Q23 loan and deposit new production spread = 351 bps • Average investment yield at 3.60% Variable and Hybrid Loans by Index 4.15% 5.01% 5.98% 6.51% 6.85% 0.28% 0.76% 1.46% 2.24% 2.73%2.93% 3.05% 3.36% 3.56% 3.60% 2Q22 3Q22 4Q22 1Q23 2Q23 Average Loan Yield Average Cost of Total Deposits Average Investment Yield Production Rates Trend 0. 93% 4. 36% 2. 27% 5. 69% 3. 24% 7. 33% 3. 96% 7. 56% 4. 14% 7. 65 % Deposit Rate Loan Rate Q2-22 Q3-22 Q4-22 Q1-23 2Q23 5 Quarter Trend (Loans, Investments and Deposits) Variable and Hybrid Loans by Rate Index Amount (in millions) % of Variable and Hybrid Loans 1-Month SOFR 5,055.5$ 68.6% Overnight SOFR 245.4$ 3.3% Prime Rate 1,444.0$ 19.6% Other 628.4$ 8.5% Total Variable and Hybrid Loans 7,373.3$ 100.0%

11 Investment Portfolio Summary • Represents 9% of total assets • 84.0% is AFS securities • Effective duration = 4.38 Years • 2Q23 portfolio yield = 3.60% • Current mark to market represents less than 12.8% of tangible common equity Debt Investments as % of Total Assets 90.8% 9.2% Other Assets Investment Portfolio Total Assets: $12.5 Billion AFS: $1.1 Billion HTM: $138.9 Million Total Mark to Market: $134.8 Million1 ACL Credit Mark: $885 Thousand2 1 Total mark to market is comprised of $110.6 million in AFS securities already included in tangible common equity and $24.2 in HTM securities. 2 Solely made up of credit marks on our corporate bond portfolio.

12 Noninterest Income $627 $604 $414 $426 $552 3.41% 2.81% 1.89% 2.95% 3.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 0 100 200 300 400 500 600 700 2Q22 3Q22 4Q22 1Q23 2Q23 Total Volume Gain on sale ($ in millions) Thrive Volume and Gain on Sale Number of originations up 27% QOQ Summary • Noninterest income increased to $13.7MM • Thrive Mortgage • Loan units up 27% from 1Q23 • Production $ up 29.6% from 1Q23 • Continued reduction in G&A expenses across the organization • Rate locks up 40.5% from 1Q23 $(5,797) $255 $34 Service charges and fees on deposit accounts Loan fees Gain on sales of MLHFS SBA Gain on Sale USDA Gain on Sale Thrive income Customer swap income Other income $(544) $2,006 QOQ Change in Operating Noninterest Income Thrive Income Rollforward ($1,521)Equity Method 49% Interest Q1 Loss 1,942Improved gain on sale 526Higher production income 461Impact of lower G&A expenses (891)Higher production cost (32)Other 485Equity Method 49% Interest Q2 Profit $253 $2,006 $744 $(2,111)

13 SBA and USDA Loans 1 No USDA revenue was recognized in 3Q22. USDA Pipeline $84.2 $21.2 $7,514 $9,366 $3,552 3Q22 4Q22 1Q23 2Q23 $499.6 $392.2 $274.3 $20.4 MM $105.4 MM $21.2 ($ millions) SBA Pipeline ($ millions) Trailing 4 Quarters USDA Revenue ($ thousands) $1.17B 1 $182 $356 $465 $697 3Q22 4Q22 1Q23 2Q23 $1.7 MM Trailing 4 Quarters SBA Revenue ($ thousands)

14 Capital Summary • CET1 increased primarily driven by decreased unfunded commitments • CET1, including the impact to AOCI, increased to 9.02% • TBV remained stable at $19.41 • Total Capital increased 12% YOY1 CET1 up 44 bps QOQ to 9.76% 1 Total Capital increased 12% annualized at both the Holding Company and Bank level. Capital Levels, including and excluding AOCI, compared to minimum requirement TBVPS Rollforward $0.62 $0.06 $0.04 $19.43 $(0.21) $19.41 $(0.20) $(0.33) 2Q23, as report2Q23, including AOCI Minimum with Conservative BufferCapital Ratio 9.76%9.02%7.00%CET1 Capital 10.01%9.27%8.50%Tier 1 Capital 12.51%11.77%10.50%Total Capital

15 Allowance For Credit Losses Summary • ACL to Total Loans : 1.05%, up by 3% • General reserve reflects current economic outlook on economy and recessionary risk • 40% Baseline / 60% Scenario 2 of Moody’s forecast utilized • Q-Factors represent 33bps of the general reserve 1.05% $10.12 $2.14 $3.69 ($11.5) ($1.1) ($1.0) $110.3 $112.7 ACL, including unfunded loan commitments Total Loan Balances up 2.4% from December 31, 2022 ACL to Total Loans up 9.3% from December 31, 2022 $10.5MM$11.6MM $102.2MM$98.7MM

16 Credit Quality Summary • NPA/Total Assets = 0.55% and annual NCO’s = 0.48% primarily driven by the following: • 25-year relationship CRE Office loan originated in 2015 placed on the market in 2Q23 after losing significant occupancy over the last 9 months. Property is under contract and resulted in a $8.5MM charge-off • C&I Lender Finance transaction originated in 2016 to finance the purchase of auto notes. Note was restructured resulting in a charge-off of $2.9MM • 60-89 past dues = $25.2MM primarily driven by a SNC relationship in which the lead bank is in the process of closing a restructure with a paydown expected to close early 3Q23. Excluding this credit, past dues remained flat. 2Q22 3Q22 4Q22 1Q23 2Q23 0.00% 0.10% 0.20% 0.30% 30-59 Past Due 60-89 Past Due 90+ Past Due 0.04% 0.12% 0.24% 0.04% 0.48% 2Q22 3Q22 4Q22 1Q23 2Q23 $25,188$15,287$21,468$5,352$7,373Totals: Past Due Trend1 % of Total Loans2 Annualized Net Charge-offs ($ in millions) ($ in millions) $45.0 $30.6 $43.6 $44.5 $68.3 0.40% 0.26% 0.36% 0.35% 0.55% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 2Q22 3Q22 4Q22 1Q23 2Q23 NPAs NPAs/Total Assets NPAs / Total Assets NPAs include $13.7 million of PCD loans at 2Q23 1 Past due loans exclude purchased credit deteriorated loans that are accounted for on a pooled basis and non-accrual loans. 2 Total loans excludes Loans Held for Sale, MW and PPP loans.

17 Credit Quality Summary • Criticized loans = $512.1 MM • 8.3% increase in criticized loans compared to December 31, 2022 • 32% of criticized are CRE Office1 • 10% of criticized are C&I OOCRE1 ($ in millions, excludes PCD loans) Quarterly Criticized Loans $130.0 $121.1 $175.3 $227.2 $225.0 $200.1 $190.9 $297.7 $204.8 $287.1 2Q22 3Q22 4Q22 1Q23 2Q23 $- $100 $200 $300 $400 $500 Substandard Special Mention 81% 6% 13% NOOCRE OOCRE C&I Special Mention Risk Rating Breakdown $287.1 Million 59% 16% 24% 1% NOOCRE OOCRE C&I Other Substandard Risk Rating Breakdown $225.0 Million 25% CRE Office 15% CRE Other 12% CRE Hotel 5% CRE Retail 38% CRE Office 10% CRE Hotel 9% CRE Industrial 9% CRE Multifamily 7.5% CRE Retail 6% CRE Other 1 As of June 30, 2023 (cont.)

TRUTH | INTEGRITY | TRANSPARENCY Second Quarter 2023 Results Supplemental Information

19 Reconciliation of Non-GAAP Financial Measures

20 Reconciliation of Non-GAAP Financial Measures

21 Reconciliation of Non-GAAP Financial Measures

22 Reconciliation of Non-GAAP Financial Measures

23 Reconciliation of Non-GAAP Financial Measures

TRUTH | INTEGRITY | TRANSPARENCY Second Quarter 2023 Results Earnings Release July 25, 2023